UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05987
Morgan Stanley New York Municipal Money Market Trust
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)      (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2009
Date of reporting period: June 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley New York Municipal Money Market Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2009

Market Conditions

June 30, 2009 marked the end of most state and local governments’ fiscal years. While many issuers made mid-year budget adjustments last winter to close their budget gaps, the economy continued to contract further, creating significant shortfalls that need to be addressed by further action as most state and local governments are required by law to have balanced budgets. Tax revenues have declined sharply this year; personal income tax receipts dropped an average of 15.8 percent in the first three months of 2009, according to the Rockefeller Institute, while corporate and sales tax receipts fell 16.2 percent and 7.6 percent, respectively. Given that tax collections lag economic activity, the few reports we have to date for the month of April are also alarming. New York State reported collecting $239 million less than was expected in April, while New Jersey’s fiscal year 2010 budget gap increased to $9 billion from $7 billion, based on the state’s poor April collections.

A weaker national economy and the volatile financial sector continued to negatively affect New York’s economy. The state’s gross product contracted by 5.6 percent during the fourth quarter of 2008 and unemployment rose from 7.0 percent in January 2009 to 7.8 percent in both February and March, its highest level since June 1993. This increase matched the largest monthly increase on record. Since August 2008, New York State’s job count has declined by 196,400 through March 2009. As a result of the downturn in the global economy, tax and other receipts for the state’s 2008-09 fiscal year continued to decline. Actions to reduce spending and the use of federal American Recovery and Reinvestment Act (ARRA) funds enabled the state to end the year in balance. However, the ongoing recession remained the primary driver of the projected $17.9 billion General Fund gap for fiscal year 2009-10. The state’s Enacted Budget includes the use of additional federal ARRA funds, new taxes and fees, program reductions and other actions to close the gap.

At the end of 2008, the municipal bond market came to a standstill and has been limping back this year. As a result, there has been limited supply in the market all year; U.S. municipal bond issuance was 15.9 percent lower in the first half of 2009 than it was in the first half of last year. The short-term tax-exempt market weathered this year’s tax season quite well, prompting broker/dealers to keep yields firm. At the end of June, yields for weekly variable-rate securities, as measured by the Securities Industry and Financial Markets Association (SIFMA) Index, stood at 0.35 percent, down slightly from 0.39 percent at the end of May. The Bond Buyer One-Year Note Index, which resets weekly, rose 14 basis points to 0.67 percent in June, from 0.53 percent in May.

Performance Analysis

As of June 30, 2009, Morgan Stanley New York Municipal Money Market Trust had net assets of approximately $221 million and an average portfolio maturity of 23 days. For the six-month period ended June 30, 2009, the Fund’s Class R and Class S shares provided a total return of 0.03 percent. For the seven-day period ended June 30, 2009, the Fund’s Class R and Class S shares provided an effective annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day moving average yield for June was 0.01 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

Protecting the stability and liquidity of the portfolio’s assets remained our first priority. In the recent turbulent markets, our emphasis has been on managing exposure to institutions under stress. To that end, we remained focused on securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/09
Variable Rate Municipal Obligations	89.4%
Municipal Notes and Bonds	7.0
Tax-Exempt Commercial Paper	3.6

MATURITY SCHEDULE as of 06/30/09
1 – 30 Days	89.4%
31 – 60 Days	5.9
61 – 90 Days	0.8
91 – 120 Days	—
121 + Days	3.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the

SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/09 –
	01/01/09	06/30/09	06/30/09

Class R
Actual (0.03% return)	$1,000.00	$1,000.30	$3.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.62	$3.21
Class S
Actual (0.03% return)	$1,000.00	$1,000.30	$3.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.62	$3.21

@	Expenses are equal to the Fund’s annualized expense ratios of 0.64% and 0.64% for Class R and Class S shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.72% and 0.72% for Class R and Class S shares, respectively. These figures reflect fees paid in connections with U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.07%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher but close to the peer group average, the total expense ratio was lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with the peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley New York Municipal Money Market Trust
Portfolio of Investments - June 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	New York Tax-Exempt Short-Term Variable Rate Municipal Obligations (89.4%)
	Austin Trust,
$2,750	New York City Municipal Water Finance Authority Fiscal 2009 Ser CC Custody Receipts Ser 2008-1192	0.25%	07/08/09	$2,750,000
2,200	New York City Municipal Water Finance Authority Second General Fiscal 2007 Ser DD Custody Receipts Ser 2008-1207	0.25	07/08/09	2,200,000
5,480	New York State Environmental Facilities Corp Ser 2002 B Custody Receipts Ser 2008-3051X	0.25	07/08/09	5,480,000
5,115	Erie County Industrial Development Agency, School Facilities Ser 2003 PUTTERs Ser 2936Z (FSA Insd)	0.55	07/08/09	5,115,000
	Metropolitan Transportation Authority,
13,200	Dedicated Tax Ser 2008 B-3 & B-4	0.25	07/08/09	13,200,000
3,260	Ser 2002 A PUTTERs Ser 2911Z (FSA Insd)	0.85	07/08/09	3,260,000
9,850	Ser 2002 A Eagle #20070074 Class A (BHAC Insd)	0.44	07/08/09	9,850,000
2,470	Nassau County, Ser 2007 B	0.19	07/08/09	2,470,000
	Nassau County Interim Finance Authority,
10,900	Sales Tax Ser 2008 B	0.20	07/08/09	10,900,000
9,000	Sales Tax Ser 2008 D-2	0.28	07/08/09	9,000,000
2,600	New York, Fiscal 2008 Ser D Subser D-3	0.16	07/08/09	2,600,000
	New York City,
5,900	Fiscal 1994 Ser A Subser A-4	0.18	07/01/09	5,900,000
1,100	Fiscal 1994 Ser A Subser A-4	0.35	07/01/09	1,100,000
1,500	Fiscal 2003 Subser C-4	0.13	07/08/09	1,500,000
1,625	Fiscal 2004 Ser A Subser A-5	0.22	07/08/09	1,625,000
1,100	Fiscal 2004 Ser A Subser A-5	0.25	07/08/09	1,100,000
2,200	Fiscal 2004 Ser H Subser H-2	0.13	07/08/09	2,200,000
4,000	Fiscal 2008 Subser L-4	0.20	07/01/09	4,000,000
	New York City Cultural Resources Trust,
16,000	American Museum of Natural History Ser 2008 A2	0.17	07/01/09	16,000,000
3,050	Manhattan School of Music Ser 2009 A	0.20	07/08/09	3,050,000
6,000	New York City Housing Development Corporation, 245 East 124th Street Ser 2008 A	0.16	07/08/09	6,000,000
	New York City Industrial Development Agency,
5,305	Brooklyn United Methodist Church Home Civic Facility Ser 2000	0.20	07/08/09	5,305,000
1,800	FC Hanson Office Associates LLC Ser 2004	0.25	07/08/09	1,800,000
4,000	United Jewish Appeal Federation Ser 2004 B	0.20	07/08/09	4,000,000
	New York City Municipal Water Finance Authority,
305	Second General Fiscal 2007 Ser CC-1	0.28	07/01/09	305,000
1,100	Water & Sewer System Fiscal 2008 Ser B-4	0.18	07/01/09	1,100,000
	New York City Transitional Finance Authority,
1,100	Future Tax Fiscal 2001 Ser B	0.18	07/01/09	1,100,000
11,040	Recovery Fiscal 2003 Ser 3 Subser 3 B & 3 E	0.18	07/01/09	11,040,000

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Portfolio of Investments - June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	New York State Dormitory Authority,
$2,470	Catholic Health System Ser 2008	0.22%	07/08/09	$2,470,000
4,500	New York Law School Ser 2009	0.16	07/08/09	4,500,000
2,500	Wagner College Ser 2009	0.15	07/08/09	2,500,000
3,495	New York State Environmental Facilities Corporation, Clean Water & Drinking Ser 2008 B PUTTERs Ser 2900	0.26	07/08/09	3,495,000
	New York State Housing Finance Agency,
4,300	Normandie Court I Ser 1991	0.25	07/08/09	4,300,000
2,500	Related-Taconic West 17th Street, Ser 2009 A	0.20	07/08/09	2,500,000
9,750	Shore Hill Housing 2008 Ser A	0.18	07/08/09	9,750,000
	New York State Local Government Assistance Corporation,
11,300	Ser 1995 D & F	0.17	07/08/09	11,300,000
4,955	Ser 1995 E	0.28	07/08/09	4,955,000
	New York State Urban Development Corporation,
3,920	Personal Income Tax Ser B PUTTERs Ser 2887	0.26	07/08/09	3,920,000
3,500	Service Contract Ser 2008-A-3 (AGC Insd)	0.40	07/08/09	3,500,000
6,500	Oneida County Industrial Development Agency, Preswick Glen Civic Facility Ser 2006	0.20	07/08/09	6,500,000
3,830	Triborough Bridge & Tunnel Authority, Ser 2001 A Municipal Securities Trust Receipts Ser 2008 SGC-54 Class A	0.28	07/08/09	3,830,000

	Total New York Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $197,470,000)			197,470,000

				YIELD TO
				MATURITY
		COUPON	MATURITY	ON DATE OF
		RATE	DATE	PURCHASE

	New York Tax-Exempt Commercial Paper (3.6%)
3,000	New York City Municipal Water Finance Authority, Ser 6	0.45%	08/27/09	0.45%	3,000,000
5,000	New York State, Environmental Quality Ser 1997 A	0.60	08/20/09	0.60	5,000,000

	Total New York Tax-Exempt Commercial Paper (Cost $8,000,000)				8,000,000

	New York Tax-Exempt Short-Term Municipal Notes and Bonds (7.0%)
1,750	Allegany Fire District, Ser 2008 BANs, dtd 09/18/08	3.75	09/17/09	2.60	1,754,189
1,287	Hartford Central School District, Ser 2009 BANs, dtd 06/19/09	2.50	06/18/10	2.00	1,289,667
1,910	Holland Patent Central School District, Ser 2009 BANs, dtd 06/25/09	2.00	06/25/10	1.20	1,916,322

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Portfolio of Investments - June 30, 2009 (unaudited) continued

				YIELD TO
PRINCIPAL				MATURITY
AMOUNT IN		COUPON	MATURITY	ON DATE OF
THOUSANDS		RATE	DATE	PURCHASE	VALUE

$1,554	North Syracuse Central School District, Ser 2009 BANs, dtd 06/18/09	2.25%	06/18/10	1.28%	$1,568,645
1,000	Schroon Lake, Central School District Ser 2009 BANs, dtd 06/19/09	2.00	06/18/10	1.30	1,006,660
1,017	Sodus Central School District, Ser 2009 BANs, dtd 06/26/09	2.00	06/25/10	1.23	1,020,120
1,851	South Glens Falls Central School District, Ser 2009 BANs, dtd 06/18/09	2.25	06/18/10	1.41	1,866,141
4,980	Westhill Central School District, Ser 2008 BANs, dtd 07/31/08	2.75	07/31/09	2.05	4,982,804

	Total New York Tax-Exempt Short-Term Municipal Notes and Bonds (Cost $15,404,548)				15,404,548

	Total Investments (Cost $220,874,548) (c)			100.0%	220,874,548

	Other Assets in Excess of Liabilities			0.0	94,511

	Net Assets			100.0%	$220,969,059

BANs	Bond Anticipation Notes.
PUTTERs	Puttable Tax-Exempt Receipts.
(a)	Rate shown is the rate in effect at June 30, 2009.
(b)	Date on which the principal amount can be recovered through demand.
(c)	Cost is the same for federal income tax purposes.

Bond Insurance:
AGC	Assured Guaranty Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Financial Statements

Statement of Assets and Liabilities
June 30 2009 (unaudited)

Assets:
Investments in securities, at value (cost $220,874,548)	$220,874,548
Cash	33,806
Receivable for:
Interest	242,418
Shares of beneficial interest sold	118,187
Prepaid expenses and other assets	91,808

Total Assets	221,360,767

Liabilities:
Payable for:
Shares of beneficial interest redeemed	237,541
Investment advisory fee	49,966
Administration fee	10,222
Transfer agent fee	2,958
Accrued expenses and other payables	91,021

Total Liabilities	391,708

Net Assets	$220,969,059

Composition of Net Assets:
Paid-in-capital	$220,934,724
Accumulated undistributed net investment income	15,312
Accumulated undistributed net realized gain	19,023

Net Assets	$220,969,059

Class R Shares:
Net Assets	$49,822,508
Shares Outstanding (unlimited authorized, $.01 par value)	49,813,757
Net Asset Value Per Share	$1.00

Class S Shares:
Net Assets	$171,146,551
Shares Outstanding (unlimited authorized, $.01 par value)	171,117,942
Net Asset Value Per Share	$1.00

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2009 (unaudited)

Net Investment Income:
Income
Interest	$1,311,842
Dividends from affiliate	1,449

Total Income	1,313,291

Expenses
Investment advisory fee	816,284
Mutual fund insurance (Note 10)	134,326
Shareholder service fee	119,942
Administration fee	91,300
Registration fees	37,759
Professional fees	34,842
Custodian fees	19,163
Shareholder reports and notices	18,526
Trustees’ fees and expenses	8,642
Transfer agent fees and expenses	8,531
Other	21,044

Total Expenses	1,310,359
Less: amounts waived	(133,854)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(767)

Net Expenses	1,175,738

Net Investment Income	137,553
Net Realized Gain	19,023

Net Increase	$156,576

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$137,553	$6,928,538
Net realized gain	19,023	12,797

Net Increase	156,576	6,941,335

Dividends and Distributions to Shareholders from:
Net Investment income:
Class R shares	(20,148)	(1,415,802)
Class S shares	(117,973)	(5,497,546)

Net realized gain:

Class R shares	–	(1,626)
Class S shares	–	(11,184)

Total Dividends and Distributions	(138,121)	(6,926,158)

Net increase (decrease) from transactions in shares of beneficial interest	(336,077,131)	338,881,615

Net Increase (Decrease)	(336,058,676)	338,896,792

Net Assets:
Beginning of period	557,027,735	218,130,943

End of Period (Including accumulated undistributed net investment income of $15,312 and $15,880, respectively)	$220,969,059	$557,027,735

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley New York Municipal Money Market Trust (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The Fund offers two classes of shares, the Reserve Class (“Class R”) and the AA Sweep Class (Class S). Class R shares are offered to the general public and Class S shares are offered exclusively to investors who have an Active Assets Account with Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”). The two classes have the same fees and expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act .

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

E. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 26, 2009, the date of issuance of these financial statements.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (“the Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has agreed to cap the Fund’s operating expenses (excluding fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis.

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

3. Shareholder Service Plan
Pursuant to a Shareholder Service Plan (the “Plan”), the Fund may pay the Distributor as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2009, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Fund’s shareholder servicing fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2009, the Distributor waived $54,578 and the Investment Adviser waived $80,043. This waiver may be terminated at any time.
4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended June 30, 2009, advisory fees paid were reduced by $767 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $1,449 for the six months ended June 30, 2009. During the six months ended June 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $67,550,000 and $67,550,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2009, aggregated $455,748,238 and $789,577,159, respectively. Included in the aforementioned transactions are purchases and sales of $12,575,000 and $162,190,000, respectively, with other Morgan Stanley funds.

During the month of September 2008, in order to provide liquidity to meet shareholder redemptions, an affiliate of the Investment Adviser purchased certain securities from the Fund at amortized cost plus accrued

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

interest with a face value of $55,505,000. While these securities remained eligible to be held by the Fund, in order to provide the Fund with needed liquidity, the Investment Adviser sought and received “no action” relief from the Securities and Exchange Commission (“SEC”) staff. There were no reliable market quotes by which gains/losses could be estimated for the Fund’s affiliated sales. The net result of these transactions, including the purchase of the securities at amortized cost by the Investment Adviser, had no impact to the Fund’s net asset value per share or net investment income.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,726. At June 30, 2009, the Fund had an accrued pension liability of $56,296 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended June 30, 2009 the Fund did not have an expense offset.

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)
CLASS R SHARES
Shares sold	19,059,101	185,953,513
Shares issued in reinvestment of dividends	20,149	1,411,529
Shares redeemed	(39,975,412)	(202,201,271)

Net decrease – Class R	(20,896,162)	(14,836,229)

CLASS S SHARES
Shares sold	511,537,977	2,701,121,007
Shares issued in reinvestment of dividends	117,973	5,489,210
Shares redeemed	(826,836,919)	(2,352,892,373)

Net increase (decrease) – Class S	(315,180,969)	353,717,844

Net increase (decrease) in Fund	(336,077,131)	338,881,615

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to nondeductible expenses.
8. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Short-Term Investments
Tax-Exempt Variable Rate Obligations	$197,470,000	—	$197,470,000	—
Tax-Exempt Commercial Paper	8,000,000	—	8,000,000	—
Tax-Exempt Municipal Notes and Bonds	15,404,548	—	15,404,548	—

Total	$220,874,548	—	$220,874,548	—

9. Accounting Pronouncements
On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 8 of the financial statements.

Morgan Stanley New York Municipal Money Market Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.
10. Guarantee Program for Money Market Funds
On September 29, 2008, the Trustees approved the participation by the Fund in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under this Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the SEC. To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign-up for the Program. Investors cannot sign-up for the Program individually. The Program was in effect for an initial three month term, expiring December 18, 2008. On November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009 and on March 31, 2009, the U.S. Treasury announced the further extension of the Program until September 19, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Fund has met the requirements and continues to participate in this Program. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008.

Morgan Stanley New York Municipal Money Market Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007	2006	2005	2004
	(unaudited)

Class R Shares
Selected Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net income from investment operations	0.000	(6)	0.015		0.031	0.028	0.018	0.005

Less dividends from net investment income	0.000	(6)	(0.015	)(5)	(0.031)	(0.028)	(0.018)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.03	%(7)	1.54%		3.13%	2.86%	1.84%	0.55%

Ratios to Average Net Assets(4):
Total expenses (before expense offset)	0.64	%(2)(3)(8)	0.62	%(2)	0.61%(1)	0.60%	0.61%(1)	0.68%(1)
Net investment income	0.08	%(2)(3)(8)	1.43	%(2)	2.99%	2.84%	1.81%	0.55%
Rebate from Morgan Stanley affiliate	0.07	%(8)	0.02%		—	—	—	—

Supplemental Data:
Net assets, end of period, in thousands	$49,823		$70,716		$85,548	$93,184	$65,107	$70,082

(1)	Does not reflect the effect of the expense offset of 0.01%.
(2)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(3)	Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.07% (See Note 10).
(4)	If the Fund had borne all its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	0.72%	0.00%
December 31, 2008	0.65	1.40
December 31, 2007	0.77	2.83
December 31, 2006	0.89	2.55
December 31, 2005	0.86	1.56
December 31, 2004	0.86	0.37

(5)	Includes capital gain distribution of less than $0.001.
(6)	Amount less than $0.001.
(7)	Not annualized.

(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
Financial Highlights continued

					FOR THE PERIOD
	FOR THE SIX		FOR THE YEAR		SEPTEMBER 17, 2007*
	MONTHS ENDED		ENDED		THROUGH
	JUNE 30, 2009		DECEMBER 31, 2008		DECEMBER 31, 2007
	(unaudited)

Class S Shares
Selected Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00

Net income from investment operations	0.000	(6)	0.015		0.008

Less dividends from net investment income	0.000	(6)	(0.015	)(5)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Return	0.03	%(7)	1.54%		0.83%(6)

Ratios to Average Net Assets(4):
Total expenses (before expense offset)	0.64	%(2)(3)(8)	0.62	%(2)	0.61%(1	)(7)
Net investment income	0.08	%(2)(3)(8)	1.43	%(2)	2.99%(7)
Rebate from Morgan Stanley affiliate	0.07	%(8)	0.02%		—

Supplemental Data:
Net assets, end of period, in thousands.	$171,147		$486,311		$132,583

*	Commencement of operations.
(1)	Does not reflect the effect of the expense offset of 0.01%.
(2)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(3)	Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.07% (See Note 10).
(4)	If the Fund had borne all its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	0.72%	0.00%
December 31, 2008	0.65	1.40
December 31, 2007	0.77	2.83

(5)	Includes capital gain distribution of less than $0.001.
(6)	Amount less than $0.001.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley New York Municipal Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley New York Municipal Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?
We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?
You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at 800.350.6414 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your

Morgan Stanley New York Municipal Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
New York Municipal
Money Market Trust

Semiannual
Report

June 30, 2009

DWNSAN
IU09-03521P-Y06/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley New York Municipal Money Market Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009

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